Exhibit 99.1

Enbridge Energy Partners

ENBRIDGE

Dan C. Tutcher

President, Enbridge Energy Partners

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Business Strategy

EEP Business Strategy

Optimize Financial and Operational Efficiency
Increase Utilization and Expand Systems
Acquire Complementary Energy Delivery Assets

Enbridge Objectives

2

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Investment in Growth Opportunities

ENBRIDGE

$1,000
$800
$600
$400
$200
$0
Million
Midcoast
N. Texas 1
Mid-Continent
N. Texas 2
E. Texas
N. Dakota
1999
2000
2001
2002
2003
2004
2005E
2006E
2007E
20089E
2009E
Expansions
Acquisitions

Note: Acquisitions shown as of date announced.

3

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Spawning Growth

Anadarko
North Texas
East Texas
Dallas

4

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Spawning Growth: Natural Gas Example

ETX
NETX
ETX Transmission
ANADARKO
ZYBACH
PRODUCERS
PALO DURO
MARKETS
NTX1
NTX2
NTX Link

5

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Natural Gas Drilling
Lower 48 States

1600
1200
800
400
0
Monthly Rig Count
12
10
8
6
4
2
0
HH Gas Price ($/MMBtu)
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Lower 48 Gas Rigs
Natural Gas Price

Current to September 16, 2005

6

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Natural Gas Systems

ENBRIDGE

KPC
Anadarko
North Texas
East Texas
Dallas
Midla
UTOS
Houston
South Texas
AlaTenn
BamaGas
Magnolia
DPI
Harmony
Gathering & Processing Systems
Processing/Treating Facilities
Interstate Transmission Systems
Wholesale Customer Systems
Dufour Petroleum Inc.

7

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Natural Gas
Access to Multiple Markets

ENBRIDGE

Rockies Gas
A
C
Carthage
B
Waha
Perryville
Henry Hub
Houston
Katy
LNG
A Anadarko Basin
B East Texas Basin
C Fort Worth Basin
Interstate Corridor
Palo Duro Pipeline
East Texas Expansion
North Texas Link

8

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Crude Oil Infrastructure Development Plan Overview

ENBRIDGE

(2010)
9
Edmonton
(2008)
Fort McMurray
2
1
(2006)
Hardisty
Kerrobert
Regina
3
Cromer
Gretna
Clearbrook
Superior
Puget Sound
Great Falls
(2009)
Billings
Mandan
(2009)
8
St. Paul
Salt Lake City
Casper
Sinclair
(2009)
3
Cheyenne
San Francisco
Chicago
7
Wood River
Denver
McPherson
El Dorado
Coffeyville
Ponca City
Cushing
(2006)
4
(2009)
Patoka
6
(2008)
Robinson
Bakersfield
Los Angeles
Tulsa
Ardmore
Borger/Sunray
Artesia
5
Memphis
El Paso
Big Spring
Port Arthur
Lake Charles
(2006)
Houston
Texas City
Freeport
Corpus Christi
New Orleans
Montreal
Toronto
Buffalo
Detroit
Toledo
Canton
Catlettsburg

9

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Southern Access Expansion & Extension Program

Clearbrook
Superior
Minneapolis
Toronto
Buffalo
Sarnia
Chicago
Toledo
Flanagan
Canton
Robinson
Lima
Spearhead
Wood River
Patoka
Catlettsburg
Cushing
Mid Valley
ExxonMobil
Capline
Corsicana
Beaumont
Houston
Enbridge Partners
Enbridge Interests
EEP Mainline Expansion
Southern Access Extension

10

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Stable Distributions

- **Long-life Assets Underpin Stable Distributions to Partners**

$3.44
$3.50
$3.50
$3.50
$3.60
$3.70
$3.70
$3.70
1998
1999
2000
2001
2002
2003
2004
2005 Indicative
Distribution Per Unit

11

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Diversification

2001 EBITDA
Natural Gas[1]
Liquids
$162 Million
2004 EBITDA
Natural Gas
Liquids
$347 Million

[1] Acquired in November 2001

12

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Solid Total Returns

- **EEP Has Generated a 10% CAGR Since December 1998**

$25,000
$20,000
$15,000
$10,000
$5,000
Investment Growth
1998
1999
2000
2001
2002
2003
2004
2005
EEP
S&P500
CORP10YR

13

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Enbridge Energy Partners

ENBRIDGE

Dan C. Tutcher
President, Enbridge Energy Partners

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Appendix
MLP Structure

ENBRIDGE

Enbridge Inc.
100%
Enbridge Energy Company, Inc.
Voting Shares
17%
8%
Enbridge Energy Management, L.L.C.
Public
83%
Management & Control
18%
Enbridge Energy Partners, L.P.
Public
74%

A

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Appendix
Natural Gas Demand & Supply

ENBRIDGE

Lower 48 Gas Demand By Sector
Bcf/D
0
10
20
30
40
50
60
70
80
2004
2020
Industrial
Power Generation
Commercial
Residential
Other Demand

Lower 48 Gas Supply By Source
Bcf/D
0
10
20
30
40
50
60
70
80
2004
2020
Louisiana/Texas
Other U.S.
Pipeline Imports
Alaska Gas
LNG Imports

Source: Purvin & Gertz 2005 Market Outlook

B

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Enbridge Energy Partners

ENBRIDGE

Dan C. Tutcher

President, Enbridge Energy Partners

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Searchable text section of graphics shown above

Enbridge Energy Partners

[LOGO]

Dan C. Tutcher

President, Enbridge Energy Partners

Business Strategy

EEP Business Strategy	Enbridge Objectives

[CHART]	• Low cost of capital vehicle to acquire mature energy transportation assets in U.S.

• Limited capital commitment with effective control through 2% general partner interest

• GP incentive distributions provide future upside

2

Investment in Growth Opportunities

•                  Disciplined Acquisition Program Spawns Additional Acquisitive and Organic Growth Opportunities

[CHART]

Note: Acquisitions shown as of date announced.

3

Spawning Growth

[GRAPHIC]

4

Spawning Growth:
Natural Gas Example

[GRAPHIC]

	ETX	NETX
ETX Transmission
	ANADARKO	ZYBACH
PRODUCERS				MARKETS
PALO DURO

	NTX1	NTX2

NTX Link

Abbreviations: East Texas (ETX), Northeast Texas (NETX), North Texas (NTX)

5

Natural Gas Drilling
Lower 48 States

[CHART]

Current to September 16, 2005

6

Natural Gas Systems

• Focus is Mid-Continent and U.S. Gulf Coast where long-term supply and production outlooks are positive
[GRAPHIC]
• Strategy is to develop “Circles of Influence” by capitalizing on close to the customer advantages

7

Natural Gas
Access to Multiple Markets

[GRAPHIC]

8

Crude Oil Infrastructure
Development Plan Overview

[GRAPHIC]	1. Athabasca Pipeline Expansion (2006)

2. Waupisoo Pipeline (2008)

3. Southern Access Mainline Expansion (2009)

4. Spearhead Pipeline (2006)

5. U.S. Gulf Coast (2006)

6. Eastern Access (2008)

7. Southern Access Patoka/ Wood River Extension (2009)

8. Southern Access St. Paul Extension (2009)

9. Gateway Pipeline (2010)

9

Southern Access Expansion & Extension Program

[GRAPHIC]

10

Stable Distributions

•                  Long-life Assets Underpin Stable Distributions to Partners

[CHART]

•                  Projected high level of capital expenditures on internal growth projects over the next few years is anticipated to limit distribution increase potential

Note: Annualized fourth quarter distribution, except 2005 is annualized current rate

11

Diversification

•                  Acquisition of Natural Gas Systems Has Significantly Diversified the Partnership

2001 EBITDA	2004 EBITDA

[CHART]	[CHART]

(1) Acquired in November 2001

12

Solid Total Returns

•                  EEP Has Generated a 10% CAGR Since December 1998

[CHART]

Note: Growth of $10,000 investment assuming re-investment of dividends

13

Enbridge Energy Partners

[GRAPHIC]

Dan C. Tutcher

President, Enbridge Energy Partners

Appendix
MLP Structure

[CHART]	• Enbridge is General Partner, through indirect subsidiary EECI, and has effective 11% interest in the Partnership

• EEM is limited liability company - only asset is interest in EEP. EEM pays nontaxable in-kind quarterly distributions - sale of EEM shares taxed as capital gains

• EEP is nontaxable master limited partnership - allocates taxable income to partners. EEP makes quarterly cash distributions - treated as reductions of tax cost basis

A

Appendix
Natural Gas Demand & Supply

[CHART]	[CHART]

Source: Purvin & Gertz 2005 Market Outlook

B

Appendix
Commodity Price Exposure

•                  Cash Flow at Risk (CFaR) is Closely Monitored to Control Exposure Within Tolerance Limit

[CHART]	• Major portion of cash flow derived from predictable fixed fee or cost of service revenue arrangements

• Direct commodity price exposure is reduced through hedging program

• Exposure to interest rate volatility is subject to conservative debt structure policy (0-20% floating debt target)

• Largest exposure to non-controllable risk is commodity volumes

C

Enbridge Energy Partners

[GRAPHIC]

Dan C. Tutcher

President, Enbridge Energy Partners